TOUCHPOINT SOLUTIONS CORPORATION
       Assignment of Urbanalien Kiosk Software Application

     This   Assignment   is  fully  transferred   to   Urbanalien
Corporation ("UA") a Nevada company as of this 31st day of July, 2001, by Touchpoint Management, Anila Ladha, Shamira Jaffer,
Richard Griffiths and Edward Hamilton ("Parties").

     WHEREAS, the PARTIES desires to contribute to UA the assets set forth on Schedule A attached hereto (the "PARTIES Assets") in exchange for an ownership interest in UA;

     WHEREAS, UA desires to acquire the assets set forth on Schedule A and the Screen layout on Schedule B attached hereto
(the "UA Assets") in exchange for an ownership interest in UA;
and

     WHEREAS, UA acknowledges the asset is fully paid for and Microsoft Windows and Catapult platform is not included in this assignment or the property of UA.

      IN  WITNESS  WHEREOF, the PARTIES, and UA have each  caused
their   respective  duly  authorized  officer  to  execute   this
Assignment as of the day and year first above written.

                    Urbanalien Corporation

                    By:___________________________
                    Name: Richard Griffiths

                    Touchpoint Management Corporation


                    By:___________________________
                    Anila Ladha


                    By:___________________________
                    Shamira Jaffer


                    By:___________________________
                    Richard Griffiths


                    By:___________________________
                    Edward Hamilton







                           SCHEDULE B

UrbanAlien custom application built on Catapult:
Advertising: an engine to display links to advertiser custom or existing content. A schedule to determine available ads and playback schedule.

Movie trailer Component: an engine to automatically scroll and playback available trailers based on theatre location.

Feedback: A data collection component to accumulate feedback pertaining to the device and specific content.

Surveys: a custom survey component to collect user data pertaining to advertisers or content providers.

Web Portal: a custom web browsing portal allowing the user to view and navigate permissible content.

Coupons: A custom coupon component prints advertisers and sponsors coupons for promotions








                          SCHEDULE B
Software screen layout





   [Picture-Diagram]